================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-6001

                     Oppenheimer Global Opportunities Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             -------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ----------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                     Date of fiscal year end: September 30

                      Date of reporting period: 06/30/2011

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                Shares           Value
                                                              ---------        ----------
COMMON STOCKS-94.7%
CONSUMER DISCRETIONARY-24.0%
AUTO COMPONENTS-0.3%
Continental AG(1)                                               100,000        $10,506,391
DISTRIBUTORS-0.3%
Li & Fung Ltd.                                                4,000,000          8,044,902
DIVERSIFIED CONSUMER SERVICES-2.1%
Sotheby's                                                     1,400,000         60,900,000
HOTELS, RESTAURANTS & LEISURE-3.6%
Accor SA                                                        300,000         13,414,687
DineEquity, Inc.(1)                                             200,000         10,454,000
InterContinental Hotels Group plc                             2,000,000         40,926,381
JD Wetherspoon plc                                            6,000,000         41,533,054
                                                                               -----------
                                                                               106,328,122
HOUSEHOLD DURABLES-2.3%
iRobot Corp.(1),(2)                                           1,500,000         52,935,000
SEB SA                                                          150,000         15,716,088
                                                                               -----------
                                                                                68,651,088
INTERNET & CATALOG RETAIL-5.9%
Amazon.com, Inc.(1)                                             100,000         20,449,000
ASOS plc(1),(2)                                               2,000,000         77,037,893
Rakuten, Inc.                                                    70,000         72,549,237
Start Today Co. Ltd.                                            300,000          5,996,701
                                                                               -----------
                                                                               176,032,831
MEDIA-3.0%
Cinemark Holdings, Inc.                                         700,000         14,497,000
Reed Elsevier NV                                              1,000,000         13,421,213
Regal Entertainment Group                                       700,000          8,645,000
Schibsted Gruppen AS                                            300,000          9,575,267
Wiley (John) & Sons, Inc., Cl. A                                600,000         31,206,000
Wolters Kluwer NV                                               500,000         11,079,208
                                                                               -----------
                                                                                88,423,688
SPECIALTY RETAIL-5.8%
CarMax, Inc.(1)                                                 400,000         13,228,000
Carphone Warehouse Group plc(1)                               1,500,000         10,183,446
Dufry Group(1)                                                   80,000         10,076,717
Fast Retailing Co. Ltd.                                         400,000         64,766,772
Hennes & Mauritz AB, Cl. B                                      200,000          6,896,225
Tiffany & Co.                                                   200,000         15,704,000
Urban Outfitters, Inc.(1)                                     1,500,000         42,225,000
USS Co. Ltd.                                                    100,000          7,738,650
                                                                               -----------
                                                                               170,818,810
TEXTILES, APPAREL & LUXURY GOODS-0.7%
Bijou Brigitte Modische Accessoires AG                          100,000         12,326,344
Christian Dior SA                                                60,000          9,440,529
                                                                               -----------
                                                                                21,766,873

                 1 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                  Shares              Value
                                                                 ---------         -----------
CONSUMER STAPLES-4.1%
BEVERAGES-0.8%
Asahi Breweries Ltd.                                             1,100,000        $ 22,164,599
FOOD PRODUCTS-2.1%
Nestle SA                                                          900,000          55,932,203
Thorntons plc(2)                                                 6,874,640           6,427,011
                                                                                  ------------
                                                                                    62,359,214
HOUSEHOLD PRODUCTS-1.2%
Procter & Gamble Co. (The)                                         400,000          25,428,000
PZ Cussons plc                                                   2,000,000          11,427,287
                                                                                  ------------
                                                                                    36,855,287
ENERGY-0.7%
OIL, GAS & CONSUMABLE FUELS-0.7%
Cairn Energy plc(1)                                              3,000,000          19,972,074
FINANCIALS-2.1%
CAPITAL MARKETS-0.5%
IP Group plc(1),(2)                                             19,741,000          15,683,302
COMMERCIAL BANKS-0.4%
Lloyds Banking Group plc(1)                                     15,000,000          11,796,427
REAL ESTATE MANAGEMENT & DEVELOPMENT-1.2%
Mitsubishi Estate Co. Ltd.                                       2,000,000          35,109,674
HEALTH CARE-23.9%
BIOTECHNOLOGY-8.9%
Abcam plc                                                        1,000,000           6,688,655
Cepheid, Inc.(1),(2)                                             3,000,000         103,920,000
Momenta Pharmaceuticals, Inc.(1),(2)                             5,000,000          97,300,000
Rigel Pharmaceuticals, Inc.(1),(2)                               5,000,000          45,850,000
Telik, Inc.(1),(2)                                              10,463,730           8,161,709
                                                                                  ------------
                                                                                   261,920,364
HEALTH CARE EQUIPMENT & SUPPLIES-3.5%
Carl Zeiss Meditec AG                                            2,000,000          44,548,856
Elekta AB, B Shares                                                200,000           9,473,218
Intuitive Surgical, Inc.(1)                                         70,000          26,047,700
Sonova Holding AG                                                  100,000           9,336,902
Vermillion, Inc.(1)                                                 88,709             362,820
Vermillion, Inc., Legend Shares(1)                                 173,740             710,597
William Demant Holding AS(1)                                       150,000          13,537,738
                                                                                  ------------
                                                                                   104,017,831
HEALTH CARE TECHNOLOGY-0.1%
M3, Inc.                                                               404           2,935,718
LIFE SCIENCES TOOLS & SERVICES-4.1%
Bruker Corp.(1)                                                  1,500,000          30,540,000
Illumina, Inc.(1)                                                  500,000          37,575,000
Luminex Corp.(1)                                                 1,200,000          25,080,000
MorphoSys AG(1)                                                  1,000,000          29,568,723
                                                                                  ------------
                                                                                   122,763,723

                 2 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund
STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                 Shares              Value
                                                               -----------       ------------
PHARMACEUTICALS-7.3%
GlaxoSmithKline plc                                               800,000        $ 17,128,092
Nektar Therapeutics(1),(2)                                     22,700,000         165,029,000
Roche Holding AG                                                  200,000          33,470,116
                                                                                 ------------
                                                                                  215,627,208
INDUSTRIALS-12.3%
AEROSPACE & DEFENSE-2.6%
Boeing Co. (The)                                                  400,000          29,572,000
European Aeronautic Defense & Space Co.                         1,000,000          33,469,648
Safran SA                                                         300,000          12,812,147
                                                                                 ------------
                                                                                   75,853,795
AIRLINES-0.8%
United Continental Holdings, Inc.(1)                            1,000,000          22,630,000
BUILDING PRODUCTS-0.4%
Compagnie de Saint-Gobain                                         200,000          12,951,362
COMMERCIAL SERVICES & SUPPLIES-1.0%
Secom Co. Ltd.                                                    600,000          28,814,646
CONSTRUCTION & ENGINEERING-0.7%
Bilfinger Berger SE                                               200,000          19,777,256
ELECTRICAL EQUIPMENT-3.2%
Mitsubishi Electric Corp.                                       2,800,000          32,518,253
Nexans SA                                                         400,000          37,646,103
Vacon OYJ                                                         400,000          25,145,741
                                                                                 ------------
                                                                                   95,310,097
MACHINERY-1.7%
Hexagon AB, Cl. B                                                 533,333          13,136,862
Kurita Water Industries Ltd.                                      442,100          13,200,025
Rotork plc                                                        400,000          10,823,824
Spirax-Sarco Engineering plc                                      400,000          12,846,069
                                                                                 ------------
                                                                                   50,006,780
MARINE-0.5%
Kuehne & Nagel International AG                                   100,000          15,176,925
PROFESSIONAL SERVICES-0.4%
Intertek Group plc                                                400,000          12,666,314
TRADING COMPANIES & DISTRIBUTORS-0.4%
Aircastle Ltd.                                                  1,000,000          12,720,000
TRANSPORTATION INFRASTRUCTURE-0.6%
Groupe Eurotunnel SA                                            1,500,000          16,771,078
INFORMATION TECHNOLOGY-19.6%
COMMUNICATIONS EQUIPMENT-0.4%
Nokia OYJ                                                       2,000,000          12,917,289
COMPUTERS & PERIPHERALS-0.7%
Wincor Nixdorf AG                                                 300,000          21,680,588
ELECTRONIC EQUIPMENT & INSTRUMENTS-3.5%
Electrocomponents plc                                          17,000,000          74,376,876
Keyence Corp.                                                      40,000          11,344,414
Universal Display Corp.(1)                                        500,000          17,545,000
                                                                                 ------------
                                                                                  103,266,290
INTERNET SOFTWARE & SERVICES-1.7%
DeNA Co. Ltd                                                      200,000           8,625,428

                 3 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                Shares             Value
                                                             -----------       ------------
INTERNET SOFTWARE & SERVICES CONTINUED
Gree, Inc.                                                     500,000        $  10,957,284
Kakaku.com, Inc.                                                 2,000           14,036,395
Mercadolibre, Inc.                                             100,000            7,934,000
Telecity Group plc(1)                                        1,000,000            8,891,457
                                                                              -------------
                                                                                 50,444,564
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT-7.7%
Advanced Micro Devices, Inc.(1)                             17,000,000          118,830,000
Aixtron SE                                                     600,000           20,473,332
ARM Holdings plc                                             6,000,000           56,622,851
Cree, Inc.(1)                                                  900,000           30,231,000
                                                                              -------------
                                                                                226,157,183
SOFTWARE-5.6%
Autonomy Corp. plc(1)                                        2,400,000           65,751,842
Aveva Group plc                                                300,000            8,247,869
Dassault Systemes SA                                           300,000           25,541,634
Micro Focus International plc                                2,000,000           10,762,836
Parametric Technology Corp.(1)                               1,000,000           22,930,000
Temenos Group AG(1)                                            400,000           12,362,404
Trend Micro, Inc.                                              600,000           18,627,978
                                                                              -------------
                                                                                164,224,563
MATERIALS-4.1%
CHEMICALS-2.6%
Croda International plc                                        500,000           15,142,761
Novozymes AS, B Shares                                         300,000           48,819,847
Victrex plc                                                    600,000           14,444,605
                                                                              -------------
                                                                                 78,407,213
METALS & MINING-1.5%
Franco-Nevada Corp.                                            700,000           26,128,882
Royal Gold, Inc.                                               300,000           17,571,000
                                                                              -------------
                                                                                 43,699,882
TELECOMMUNICATION SERVICES-0.2%
WIRELESS TELECOMMUNICATION SERVICES-0.2%
Vodafone Group plc                                           2,000,000            5,305,985
UTILITIES-3.7%
ELECTRIC UTILITIES-1.7%
American Electric Power Co., Inc.                              800,000           30,144,000
Pepco Holdings, Inc.                                         1,000,000           19,630,000
                                                                              -------------
                                                                                 49,774,000
MULTI-UTILITIES-2.0%
National Grid plc                                            2,800,000           27,524,997
Suez Environnement SA                                        1,600,000           31,915,079
                                                                              -------------
                                                                                 59,440,076
                                                                              -------------
Total Common Stocks (Cost $2,418,044,358)                                     2,800,674,012
INVESTMENT COMPANY-4.7%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.15% (2),(3) (Cost $139,999,690)                          139,999,690          139,999,690

                 4 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

                                                                                    Value
                                                                               ---------------
Total Investments, at Value (Cost $2,558,044,048)                99.4%         $ 2,940,673,702
Other Assets Net of Liabilities                                   0.6               17,817,923
                                                             ---------------------------------
Net Assets                                                      100.0%         $ 2,958,491,625
                                                             =================================

----------
Footnotes to Statement of Investment

1.  Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES          GROSS           GROSS            SHARES
                                                    SEPTEMBER 30, 2010      ADDITIONS      REDUCTIONS     JUNE 30, 2011
                                                    ------------------    -----------     -----------     -------------
ASOS plc(a)                                                  4,000,000              -       2,000,000         2,000,000
Cepheid, Inc.(a)                                             4,000,000              -       1,000,000         3,000,000
IP Group plc                                                20,120,750        741,000       1,120,750        19,741,000
iRobot Corp.                                                 2,000,000              -         500,000         1,500,000
Momenta Pharmaceuticals, Inc.                                5,000,000              -               -         5,000,000
Nektar Therapeutics                                         18,469,454      5,018,000         787,454        22,700,000
Oppenheimer Institutional Money Market Fund, Cl. E          79,494,290    595,362,155     534,856,755       139,999,690
Rigel Pharmaceuticals, Inc.                                  5,000,000              -               -         5,000,000
Telik, Inc.                                                 10,463,730              -               -        10,463,730
Thorntons plc                                                6,874,640              -               -         6,874,640

                                                                                             REALIZED
                                                             VALUE         INCOME         GAIN (LOSS)
                                                      ------------       --------       -------------
ASOS plc(a)                                           $           -(b)   $       -      $ 21,696,186
Cepheid, Inc.(a)                                                  -(b)           -        20,851,591
IP Group plc                                             15,683,302              -        (1,699,288)
iRobot Corp.                                             52,935,000              -         1,194,500
Momenta Pharmaceuticals, Inc.                            97,300,000              -                 -
Nektar Therapeutics                                     165,029,000              -       (23,746,921)
Oppenheimer Institutional Money Market Fund, Cl. E      139,999,690        131,471                 -
Rigel Pharmaceuticals, Inc.                              45,850,000              -                 -
Telik, Inc.                                               8,161,709              -                 -
Thorntons plc                                             6,427,011        662,044                 -
                                                      -----------------------------------------------
                                                      $ 531,385,712      $ 793,515      $ 18,296,068
                                                      ===============================================

----------
a.  No longer an affiliate as of June 30, 2011.

b. The security is no longer an affiliate, therefore, the value has been excluded from this table.

3. Rate shown is the 7-day yield as of June 30, 2011

                 5 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of June 30, 2011 based on valuation input level:

                                                                 LEVEL 2-              LEVEL 3-
                                          LEVEL 1-          OTHER SIGNIFICANT        SIGNIFICANT
                                        UNADJUSTED            OBSERVABLE           UNOBSERVABLE
                                       QUOTED PRICES             INPUTS                INPUTS            VALUE
                                       -------------         ----------------      ---------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
 Consumer Discretionary                $  560,115,093         $ 151,357,612        $      -            $711,472,705
 Consumer Staples                          99,214,501            22,164,599               -             121,379,100
 Energy                                    19,972,074                     -               -              19,972,074
 Financials                                27,479,729            35,109,674               -              62,589,403
 Health Care                              706,554,247               710,597               -             707,264,844
 Industrials                              288,145,329            74,532,924               -             362,678,253
 Information Technology                   503,855,680            74,834,797               -             578,690,477
 Materials                                122,107,095                     -               -             122,107,095
 Telecommunication Services                 5,305,985                     -               -               5,305,985
 Utilities                                109,214,076                     -               -             109,214,076
Investment Company                        139,999,690                     -               -             139,999,690
                                      -----------------------------------------------------------------------------
Total Investments, at Value             2,581,963,499           358,710,203               -           2,940,673,702
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                 -                47,868               -                  47,868
                                      -----------------------------------------------------------------------------
Total Assets                          $ 2,581,963,499         $ 358,758,071        $      -          $2,940,721,570
                                      -----------------------------------------------------------------------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts   $             -         $     (81,837)       $      -          $     (81,837)
                                      -----------------------------------------------------------------------------
Total Liabilities                     $             -         $     (81,837)       $      -          $     (81,837)
                                      -----------------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

                 6 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period

                            TRANSFERS INTO     TRANSFERS OUT OF    TRANSFERS INTO     TRANSFERS OUT OF
                               LEVEL 1*           LEVEL 1**           LEVEL 2**           LEVEL 2*
                           ---------------     ----------------    ---------------     -----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary  $    35,816,959     $   (90,678,006)    $    90,678,006    $    (35,816,959)
   Consumer Staples                      -         (22,005,271)         22,005,271                   -
   Financials                            -         (32,534,739)         32,534,739                   -
   Industrials                           -         (73,382,846)         73,382,846                   -
   Information Technology       81,035,287         (17,903,690)         17,903,690         (81,035,287)
                           ---------------     ---------------     ---------------    ----------------
Total Assets               $   116,852,246     $  (236,504,552)    $   236,504,552    $   (116,852,246)
                           ---------------     ---------------     ---------------    ----------------

----------
* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings             Value            Percent
-------------------       ---------------       --------
United States              $ 1,285,330,516         43.7%
United Kingdom                 582,211,908         19.8
Japan                          349,385,774         11.9
France                         209,678,355          7.1
Germany                        158,881,490          5.4
Switzerland                    136,355,267          4.7
Denmark                         62,357,585          2.1
Finland                         38,063,030          1.3
Sweden                          29,506,305          1.0
Canada                          26,128,882          0.9
The Netherlands                 24,500,421          0.8
Bermuda                         12,720,000          0.4
Norway                           9,575,267          0.3
Hong Kong                        8,044,902          0.3
Argentina                        7,934,000          0.3
                           -----------------------------
Total                       $2,940,673,702        100.0%
                           =============================

                 7 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JUNE 30, 2011 ARE AS FOLLOWS:

                                                      CONTRACT AMOUNT    EXPIRATION                UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION           BUY/SELL           (000'S)         DATE    VALUE     APPRECIATION   DEPRECIATION
----------------------------------          --------  ---------------    ----------  -------     ------------   ------------
BROWN BROTHERS HARRIMAN
Japanese Yen (JPY)                          Sell         790,594  JPY     7/5/11     $ 9,820,676    $      -     $    42,634
DEUTSCHE BANK CAPITAL CORP.:
Japanese Yen (JPY)                          Buy          230,684  JPY     7/1/11      2,865,466        9,872               -
Japanese Yen (JPY)                          Sell         473,370  JPY     7/1/11      5,880,011            -          20,257
                                                                                                   -------------------------
                                                                                                       9,872          20,257
JP MORGAN CHASE:
Euro (EUR)                                  Buy            1,966  EUR     7/1/11      2,851,470       14,842               -
Japanese Yen (JPY)                          Buy           94,395  JPY     7/1/11      1,172,538        3,908               -
Japanese Yen (JPY)                          Sell         457,664  JPY     7/1/11      5,684,920            -          18,946
                                                                                                   -------------------------
                                                                                                      18,750          18,946
NOMURA SECURITIES
Japanese Yen (JPY)                          Buy          311,837  JPY     7/1/11      3,873,515       19,246               -
                                                                                                   -------------------------
Total unrealized appreciation and
depreciation                                                                                        $ 47,868       $  81,837
                                                                                                   =========================

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including

                 8 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, d ealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

                 9 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

   COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

   CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

   EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

   FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

   INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

   VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

   COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $47,868, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

   CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or

                 10 | Oppenheimer Global Opportunities Fund

Oppenheimer Global Opportunities Fund

STATEMENT OF INVESTMENTS   June 30, 2011 (Unaudited)

  a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $6,457,673 and $5,138,573, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities    $2,571,388,933
                                  ==============
Gross unrealized appreciation     $  769,786,767
Gross unrealized depreciation       (400,501,998)
                                  --------------
Net unrealized appreciation       $  369,284,769
                                  ==============

                 11 | Oppenheimer Global Opportunities Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 08/10/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 08/10/2011

By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 08/10/2011